Long-term Debt and Other Borrowing Arrangements	12 Months Ended
Oct. 30, 2016
Long-term Debt and Other Borrowing Arrangements
Long-term Debt and Other Borrowing Arrangements

Note F

Long-term Debt and Other Borrowing Arrangements

Long-term debt consists of:

	October 30,	October 25,
(in thousands)	2016	2015
Senior unsecured notes, with interest at 4.125%, interest due semi-annually through April 2021 maturity date	$ 250,000	$ 250,000
Less current maturities	–	–
Total	$ 250,000	$ 250,000

The Company has a $400.0 million unsecured revolving line of credit which was extended by one year during fiscal year 2016 at the Company’s discretion and matures in June 2021. The Company retains an option in 2017 to extend the facility for an additional year. The unsecured revolving line of credit bears interest at a variable rate based on LIBOR, and a fixed fee is paid for the availability of this credit line. As of October 30, 2016, and October 25, 2015, the Company had no outstanding draws from this line of credit.

The Company also has a $300.0 million term loan facility expiring in December 2016. As of October 30, 2016, the Company had no outstanding draws from this line of credit. As of October 25, 2015, the Company had $185.0 million outstanding on the term loan facility.

The Company is required by certain covenants in its debt agreements to maintain specified levels of financial ratios and financial position. At the end of the current fiscal year, the Company was in compliance with all of these covenants.

Total interest paid in the last three fiscal years is as follows:

(in millions)
2016	$ 12.9
2015	13.1
2014	12.7